EXHIBIT 99.3

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nebraska Book Company, Inc., et al.

Case No. (Jointly Administered)	11-12005(PJW)
Reporting Period:	April 1 – April 30, 2012
Federal Tax I.D. #	47-0549819

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Disbursements	MOR-1a	x
Bank Account Information	MOR-1b	x	x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4		x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Payments to Professionals	MOR-6	x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Kevin Harford	May 30, 2012
Signature of Authorized Individual*	Date

Kevin Harford
Printed Name of Authorized Individual

Secretary
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company

Nebraska Book Company, Inc., et al.

MOR1a

Disbursements

April 2012

Company Name	Case Number	Federal ID Number	Amount
NBC Holdings Corporation	11-12006	75-3147477	$—
NBC Acquisition Corporation	11-12008	47-0793347	—
Nebraska Book Company, Inc.	11-12005	47-0549819	14,979,431
Specialty Books, Inc.	11-12007	75-3044807	556
NBC Textbooks, LLC	11-12004	20-1831425	22,108,584
College Bookstores of America, Inc.	11-12009	36-3309518	4,324,249
Campus Authentic, LLC	11-12003	90-0439156	—
Net Textstore, LLC	11-12002	14-1996469	365,000

Total			$41,777,820

The disbursement information is based on the company’s books and records that are maintained and prepared under Generally Accepted Accounting Principles (“GAAP”). The information has not been audited.

Nebraska Book Company, Inc., et al.

MOR1b

Account Balances

April 2012

Last 4 digits of Account Number	Book Balance April 30, 2012
Main Corporate Accounts
7107	$67,201,222
3259	(324,570)
0248	350,316
5099	51,576
9988	4,066
7131	(3,536)
8027	(1,027)
7107	(289,817)

Change Fund	4,971,719

Aggregate individual bookstore accounts	9,222,840 (1)

$81,182,789

(1)	Individual bookstore accounts are swept periodically into the corporate account.

May 30, 2012

Office of the United States Trustee

Subject: April Monthly Operating Report Attestation Regarding Bank Account Reconciliations

The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

The Debtor has, on a timely basis, performed all bank account reconciliations in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office.

/s/ Amanda L. Towne
Name: Amanda L. Towne Position: Chief Accounting Officer

Sworn to and Subscribed before me on this 30th day of May, 2012

/s/ Mary A. Lockard
Notary Public

My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al.

MOR 2

(DEBTOR IN POSSESSION AS OF JUNE 27, 2011)

CONSOLIDATED STATEMENTS OF OPERATIONS **

FOR THE MONTH ENDED APRIL 30, 2012

(UNAUDITED)

	CONSOLIDATED NBC ACQUIS CORP		ELIMINATIONS	NBC ACQUISITION CORP	NEBRASKA BOOK COMPANY, INC.	NBC TEXTBOOKS, LLC	NET TEXTSTORE, LLC	COLLEGE BOOKSTORES OF AMERICA	SPECIALTY BOOKS, INC.	CAMPUS AUTHENTIC
REVENUES, net of returns	$17,510,176	A	$(1,923,684)	—	$11,627,337	$5,137,903	$748,432	$1,755,067	$162,684	$2,437

COSTS OF SALES (exclusive of depreciation shown below)	10,159,676		(1,844,680)	—	6,964,830	3,302,227	431,197	1,218,103	85,967	2,032

Gross profit	7,350,500	A	(79,004)	—	4,662,507	1,835,676	317,235	536,964	76,717	405

OPERATING EXPENSES:
Selling, general and administrative	8,925,200		(79,004)	—	5,948,102	1,169,659	287,618	1,539,497	58,909	419
Depreciation	709,701		—	—	566,644	32,226	1,866	106,781	2,184	—
Amortization	684,354		—	—	144,534	447,439	—	83,548	8,833	—
Stock-based compensation	2,817		—	—	2,817	—	—	—	—	—
Intercompany administrative charge	—		—	—	(803,800)	311,700	17,700	462,500	11,900	—

	10,322,072		(79,004)	—	5,858,297	1,961,024	307,184	2,192,326	81,826	419

INCOME (LOSS) FROM OPERATIONS	(2,971,572)		—	—	(1,195,790)	(125,348)	10,052	(1,655,362)	(5,109)	(14)

OTHER EXPENSES (INCOME)
Interest expense	2,880,780		—	21,283	2,859,497	—	—	—	—	—
Interest income	—		—	—	1,197	—	—	(1,197)	—	—

	2,880,780		—	21,283	2,860,694	—	—	(1,197)	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE REORGANIZATION ITEMS AND INCOME TAXES	(5,852,352)		—	(21,283)	(4,056,484)	(125,348)	10,052	(1,654,165)	(5,109)	(14)

REORGANIZATION ITEMS	1,780,022		—	—	1,788,481	—	—	(8,459)	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(7,632,374)		—	(21,283)	(5,844,965)	(125,348)	10,052	(1,645,706)	(5,109)	(14)

INCOME TAX EXPENSE (BENEFIT) **	(1,407,000)		—	9,000	(1,416,000)	—	—	—	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS	(6,225,374)		—	(30,283)	(4,428,965)	(125,348)	10,052	(1,645,706)	(5,109)	(14)

DISCONTINUED OPERATIONS	(98,491)		—	—	(97,957)	—	—	(534)	—	—

NET INCOME (LOSS)	$(6,323,865)		$—	$(30,283)	$(4,526,922)	$(125,348)	$10,052	$(1,646,240)	$(5,109)	$(14)

A	Deferred rental revenue and gross profit as of April 30, 2012 are $2.1 million and $1.1 million, respectively.

**	Adjustments are still being determined for income taxes.

Nebraska Book Company, Inc., et al.

MOR 3

(DEBTOR IN POSSESSION AS OF JUNE 27, 2011)

CONSOLIDATED BALANCE SHEETS **

APRIL 30, 2012

	CONSOLIDATED NBC ACQUIS CORP	ELIMINATIONS	NBC ACQUISITION CORP	NEBRASKA BOOK COMPANY, INC.	NBC TEXTBOOKS, LLC	NET TEXTSTORE, LLC	COLLEGE BOOKSTORES OF AMERICA	SPECIALTY BOOKS, INC.	CAMPUS AUTHENTIC
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$81,182,789	$—	$—	$77,374,180	$—	$—	$3,805,915	$2,694	$—
Intercompany receivable (payable)	—	(26,182,749)	26,182,749	(129,774,174)	159,225,915	5,472,021	(32,747,050)	(2,137,438)	(39,274)
Receivables, net	97,783,340		42	41,297,891	34,642,608	325,538	21,102,503	415,696	(938)
Inventories	93,006,364	—	—	45,461,917	23,223,757	1,938,778	21,086,870	1,295,042	—
Recoverable income taxes	15,797,001	—	—	15,797,001	—	—	—	—	—
Deferred income taxes	5,323,819	—	(45,585)	866,404	3,896,000	—	506,000	101,000	—
Prepaid expenses and other assets	6,759,128	—	—	2,259,494	4,041,555	—	448,375	9,704	—

	299,852,441	(26,182,749)	26,137,206	53,282,713	225,029,835	7,736,337	14,202,613	(313,302)	(40,212)
PROPERTY AND EQUIPMENT, net of depreciation & amortization	35,549,866	—	—	29,999,263	620,735	127,077	4,496,814	305,977	—
GOODWILL	7,599,064	—	—	7,599,064	—	—	—	—	—

IDENTIFIABLE INTANGIBLES, net of amortization	105,355,434	—	—	39,130,484	63,261,760	—	1,774,904	1,188,286	—
DEBT ISSUE COSTS, net of amortization	234,122	—	234,122	—	—	—	—	—	—
INVESTMENT IN SUBSIDIARIES	—	10,027,806	(161,318,743)	151,290,937	—	—	—	—	—
OTHER ASSETS	3,436,048	—	—	3,282,135	—	151,654	2,259	—	—

	$452,026,975	$(16,154,943)	$(134,947,415)	$284,584,596	$288,912,330	$8,015,068	$20,476,590	$1,180,961	$(40,212)

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$15,641,072	$—	$—	$7,454,347	$7,634,676	$36,399	$444,075	$71,739	$(164)
Accrued employee compensation and benefits	8,655,176	—	—	6,146,287	1,524,507	—	941,995	42,387	—
Accrued interest	1,715,002	—	—	1,715,002	—	—	—	—	—
Accrued incentives	4,767,123	—	—	19,880	4,747,243	—	—	—	—
Accrued expenses	4,671,679	—	—	3,631,435	10,950	216	1,025,861	3,217	—
Income taxes payable	—	—	—	(78,181,968)	73,784,187	1,455,000	3,042,924	(95,511)	(4,632)
Deferred revenue	3,329,196	—	—	2,809,741	—	—	519,455	—	—
Current maturities of long-term debt	119,348	—	—	119,348	—	—	—	—	—
DIP term loan facility	124,792,236	—	—	124,792,236	—	—	—	—	—

Total current liabilities	163,690,832	—	—	68,506,308	87,701,563	1,491,615	5,974,310	21,832	(4,796)
LONG-TERM DEBT, net of current maturities	49,670	—	—	49,670	—	—	—	—	—
OTHER LONG-TERM LIABILITIES	52,573	—	—	52,573	—	—	—	—	—
DEFERRED INCOME TAXES	19,320,157	—	(10,292,472)	447,629	27,651,000	7,000	1,033,000	474,000	—
LIABILITIES SUBJECT TO COMPROMISE	472,958,851	(26,182,749)	79,390,165	418,149,962	32,037	3,198	1,560,323	5,915	—
COMMITMENTS
REDEEMABLE PREFERRED STOCK
Series A redeemable preferred stock, $.01 par value, 20,000 shares authorized, 10,000 shares outstanding at redemption value	14,076,596	—	14,076,596		—	—	—	—	—
STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock, voting, authorized 5,000,000 shares of $.01 par value;
554,094 shares issued and outstanding	5,541	(100)	5,541	100	—	—	—	—	—
Additional paid-in capital	111,318,561	(210,492,125)	111,318,561	148,405,076	59,817,667	—	346,232	1,923,150	—
Note receivable from stockholder	—	—	—		—	—	—	—	—
Retained earnings (Accumulated deficit)	(329,445,806)	220,520,031	(329,445,806)	(351,026,722)	113,710,063	6,513,255	11,562,725	(1,243,936)	(35,416)

Total stockholders’ equity (deficit)	(218,121,704)	10,027,806	(218,121,704)	(202,621,546)	173,527,730	6,513,255	11,908,957	679,214	(35,416)

	$452,026,975	$(16,154,943)	$(134,947,415)	$284,584,596	$288,912,330	$8,015,068	$20,476,590	$1,180,961	$(40,212)

**	Adjustments for income tax are still being determined.

May 30, 2012

Office of the United States Trustee

Subject: April Monthly Operating Report Attestation Regarding Post-petition Taxes

The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes.

All post-petition taxes for the Debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.

/s/ Amanda L. Towne
Name: Amanda L. Towne Position: Chief Accounting Officer

Sworn to and Subscribed before me on this 30th day of May, 2012

/s/ Mary A. Lockard
Notary Public

My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al.

MOR5

Accounts Reconciliation and Aging

April 2012

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (1)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the Beginning of the Reporting Period	$41,230,226
Plus: Amounts billed during the period	8,257,719
Less: Amounts collected during the period	(19,586,823)
Less: Amounts written off or returned during the period	(4,874,625)
Less: Customer rebates applied against receivable	(176,388)
Plus (less): Miscellaneous Other	155,764

Change in accounts receivable, net	(16,224,353)

Total Accounts Receivable	25,005,873
Less: Allowance for uncollectible accounts	(1,002,512)

Total Accounts Receivable,net at the End of the Reporting Period	$24,003,361

Accounts Receivable Aging	4/30/2012
0-30 days old	3,040,524
31-60 days old	(50,268	) (2)
61-90 days old	2,031,600
Over 90 days old	19,984,017

Total Aged Accounts Receivable	25,005,873
Less: Allowance for uncollectible accounts	(1,002,512)

Net Accounts Receivable	$24,003,361

(1)	“Accounts receivable” in the accompanying Balance Sheet under Form MOR-3 includes certain items which are not included in this table, including receivables for returns to publishers and buy funds receivable.
(2)	Customer returns reduce accounts receivable for the period returned and do not net with aged accounts receivable.

Nebraska Book Company, Inc., et al.

MOR6

Payments to Professionals

April 2012

Name	Amount
Kirkland & Ellis, LLP	$274,301
Rothschild, Inc.	155,806
AlixPartners, LLP	132,671
Lowenstein Sandler PC	10,454
Kurtzman Carson Consultants, LLC	153,088
Brown Rudnick LLP	826,697
Duff & Phelps	540,743
Young, Conaway, Stargatt & Taylor, LLP	21,854

Total	$2,115,614

In re: Nebraska Book Company, Inc., et al.

Case No. (Jointly Administered)	11-12005(PJW)
Reporting Period:	April 30, 2012
MOR 7
Federal Tax I.D. #	47-0549819

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No

1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X

2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X

3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X

4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X

5	Is the Debtor delinquent in paying any insurance premium payment?		X

6	Have any payments been made on pre-petition liabilities this reporting period?	X

7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X

8	Are any post petition payroll taxes past due?		X

9	Are any post petition State or Federal income taxes past due?		X

10	Are any post petition real estate taxes past due?		X

11	Are any other post petition taxes past due?		X

12	Have any pre-petition taxes been paid during this reporting period?	X

13	Are any amounts owed to post petition creditors delinquent?		X

14	Are any wage payments past due?		X

15	Have any post petition loans been received by the Debtor from any party?		X

16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X

17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X

18	Have the owners or shareholders received any compensation outside of the normal course of business?		X